UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2021

Gulf Island Fabrication, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16225 Park Ten Place, Suite 300

Houston, Texas 77084

(Address of principal executive offices)(Zip Code)

(713) 714-6100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	GIFI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2021 (the “Closing Date”), Gulf Island Services, L.L.C., a Louisiana limited liability company and wholly-owned subsidiary (the “Purchaser”) of Gulf Island Fabrication, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Dynamic Industries, Inc., a Louisiana corporation (“DII”), and Innovative Manpower Solutions, LLC, a Louisiana limited liability company and wholly-owned subsidiary of DII (collectively with DII, the “Sellers”). Pursuant to the Purchase Agreement, the Purchaser acquired certain of the Sellers’ assets owned or used in connection with the operations of Sellers’ services and industrial staffing businesses (collectively, the “DSS Business”) for $8.0 million in cash and committed to offer employment to substantially all of the employees of the DSS Business. The Purchase Agreement also contains customary representations, warranties and covenants for transactions of this type.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01Other Events.

The Company issued a press release dated December 1, 2021, announcing the acquisition of the DSS Business. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Asset Purchase Agreement by and among Gulf Island Services, L.L.C., as purchaser, and Dynamic Industries, Inc. and Innovative Manpower Solutions, LLC, as sellers, dated December 1, 2021.
99.1	Press Release dated December 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Dated:	December 1, 2021